OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND

Supplement dated June 28, 2010 to the Prospectus and
Statement of Additional Information dated December 29, 2009

This supplement amends the Prospectus and Statement of Additional Information of Oppenheimer Principal Protected Main Street Fund (the "Fund"), each dated December 29, 2009, and is addition to the supplement dated January 13, 2010 and replaces the supplement dated March 16, 2010. Capitalized terms used herein are as defined in the Prospectus.

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into the underlying fund, Oppenheimer Main Street Fund ("Main Street Fund") (the "Reorganization"). The Board unanimously approved an Agreement and Plan of Reorganization to be entered into between the Fund and Main Street Fund, pursuant to which Main Street Fund will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for shares of Main Street Fund. If the Reorganization takes place, Fund shareholders will receive shares of Main Street Fund equal in value to the value of the net assets of the shares of the Fund they hold immediately prior to the Reorganization. The shares of Main Street Fund to be received by shareholders of the Fund will be issued at net asset value without a sales charge and will not be subject to any contingent deferred sales charge. The Reorganization is expected to be tax-free for both the Fund and Main Street Fund and their respective shareholders. Following the Reorganization, the Fund will liquidate, dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.

Prior to the Reorganization, Fund shareholders may redeem their shares or exchange them for shares of the same class of another Oppenheimer fund that offers an exchange privilege. If the net asset value of Fund shares is higher than the Warranty Amount on the Maturity date, no Warranty Amount would apply to such redemptions or exchanges or to the value of shares subject to the Reorganization. The net asset value of Fund shares is currently higher than the applicable Warranty Amount, but may be either higher or lower than that amount on the Maturity Date. The Fund will not be opened to new investments after the Maturity Date. In accordance with the Prospectus, during the Post-Warranty Period, which will commence immediately following the Warranty Period, the Fund will invest solely in Class Y shares of Oppenheimer Main Street Fund.

The Reorganization is conditioned upon, among other things, approval by the Fund's shareholders. Shareholders of record, as of June 24, 2010, will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization and the shareholder meeting. The combined proxy statement and prospectus is expected to be distributed to shareholders of record on or about July 1, 2010. The shareholder meeting is scheduled for August 20, 2010. If approved by the shareholders and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about August 27, 2010.

June 28, 2010     PS0676.009